Exhibit 32.2

       Certification of Nevada Classic Thoroughbreds, Inc.
    pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
            regarding Quarterly Report on Form 10-Q
            for the quarter ended December 31, 2022

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002
(subsections (a) and (b)  of  section  1350,  chapter  63 of title 18,  United  States  Code),  the undersigned officer of
Nevada Classic Thoroughbreds,  Inc., a Nevada  corporation (the
"Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 (the "Form  10-Q") fully complies with the requirements  of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, as amended; and

2.  Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 21, 2023

                               By:  /s/ Pamela Brimhall
                               ---------------------------------
                               Pamela Brimhall
                               Chief Accounting Officer / Acting
                                  Chief Financial Officer